                                  OPPENHEIMER CONVERTIBLE SECURITIES FUND
                                Supplement dated September 23, 2004 to the
                                    Prospectus dated February 25, 2004

This supplement amends the Prospectus of Oppenheimer Convertible Securities Fund
(the "Fund") dated February 25, 2004, and is in addition to the supplement dated
July 6,  2004.  The  following  new  section  should  be added to the end of the section  captioned  "ABOUT  THE  FUND - HOW THE  FUND IS  MANAGED",  immediately following the paragraph titled "Advisory Fees" on page 15:

     Pending Litigation.  Three law suits have been filed as putative derivative and class actions against the investment Manager,  Distributor and Transfer
     Agent of the Fund, some of the Oppenheimer  funds,  including the Fund, and directors  or  trustees of some of those  funds,  excluding  the Fund.  The complaints  allege that the Manager charged excessive fees for distribution and  other  costs,  improperly  used  assets  of the  funds  in the form of directed  brokerage  commissions  and 12b-1 fees to pay  brokers to promote sales of Oppenheimer funds, and failed to properly disclose the use of fund assets to make those  payments in violation of the  Investment  Company Act and the Investment Advisers Act of 1940. The complaints further allege that
     by  permitting  and/or   participating  in  those  actions,  the  defendant
     directors  breached their fiduciary duties to fund  shareholders  under the
     Investment  Company  Act and at common  law.  Those law suits were filed on
     August 31, 2004,  September 3, 2004, and September 14, 2004,  respectively, in the U. S.  District  Court for the  Southern  District of New York.  The
     complaints seek unspecified  compensatory and punitive damages,  rescission of the funds'  investment  advisory  agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.  The Manager and the  Distributor  believe the claims  asserted in these law suits to be without merit, and intend to defend the suits  vigorously.

     The Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their  respective  investment  advisory or distribution  agreements with the Fund.

September 23, 2004                                                  PS0345.020